                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  March 11, 1999
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(Date of earliest event reported)


                         NationsLink Funding Corporation
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             (Exact name of registrant as specified in its charter)


               Delaware                                333-66805                             56-1950039
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            (State or Other                           (Commission                         (I.R.S. Employer
            Jurisdiction of                            File Number)                      Identification No.)
            Incorporation)



Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC                 28255
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                    (Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400

ITEM 5.       OTHER EVENTS.

         Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant by NationsBanc Montgomery Securities LLC (the "Underwriter"), the underwriter in respect of the Registrant's proposed offering of Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-66805) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

         The Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.

         Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99       Term Sheets.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                NATIONSLINK FUNDING CORPORATION


                                By:    /s/  James E. Naumann
                                  ------------------------------------
                                   Name:       James E. Naumann
                                   Title:      Senior Vice President

Date: March 11, 1999

                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.                  Description                                 Page
-----------                  -----------                                 ----
99                        Term Sheets


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